UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Koss Corporation
(Name of Registrant as Specified In Its Charter)

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KOSS CORPORATION

4129 NORTH PORT WASHINGTON AVENUE

Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

October 19, 2022

The Annual Meeting of Shareholders of Koss Corporation (“Koss” or the “Company”) will be held on Wednesday, October 19, 2022, at 8:00 a.m. Central Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2022, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.  The Annual Meeting is being held for the following purposes:

1.to elect six  (6) directors from among the nominees described in the Proxy Statement accompanying this notice;

2.to approve, on a non-binding advisory basis, compensation paid to our Named Executive Officers;

3.to conduct an advisory vote on the frequency of future advisory votes to approve the compensation paid to our Named Executive Officers;

4.to ratify the appointment of WIPFLI as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023; and

5.to transact such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 22, 2022, will be entitled to notice of and to vote at the annual meeting.  Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.

By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 26, 2022

KOSS CORPORATION

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

October 19, 2022

_______________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2022 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Annual Meeting of Shareholders of Koss Corporation (“Koss” or the “Company”) will be held on Wednesday, October 19, 2022, at 8:00 a.m. Central Time. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/KOSS2022, where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) to elect six (6) directors for one-year terms; (ii) to approve, on a non-binding advisory basis, executive compensation paid to our Named Executive Officers; (iii) to conduct an advisory vote on the frequency of future advisory votes on executive compensation; (iv) to ratify the appointment of WIPFLI, LLP (“WIPFLI”) as the independent registered public accounting firm for the fiscal year ending June 30, 2023; and (v) to transact such other business as may properly be brought before the Meeting.

Proxy Solicitation.   The Board of Directors is soliciting the stockholders’ proxies, the cost of which will be borne by the Company.  Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone.  The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.  Proxy Statements, annual reports, and proxies will be mailed to stockholders on approximately September 1, 2022.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 22, 2022 (the “Record Date”) are entitled to vote at the Meeting.  As of the Record Date, there were issued and outstanding 9,147,795 shares of Common Stock, each of which is entitled to one vote per share.  A quorum of stockholders is necessary to take action at the Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.  The inspector of elections will determine whether or not a quorum is present at the Meeting.  The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum.  If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The six nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company.  The vote required to approve, by non-binding advisory basis, the compensation paid to our Named Executive Officers, to recommend, by non-binding advisory vote, the frequency of the approval of the compensation paid to our Named Executive Officers, to ratify the appointment of WIPFLI as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023, and to approve any other matter to be presented at the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter.  Abstentions will have no effect on the election of directors and will have the same effect as votes “against” approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, the recommendation, by non-binding advisory vote, of the frequency of the approval of the compensation paid to our Named Executive Officers, and ratification of WIPFLI as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2023.

A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum. Broker non-votes will not be treated as votes cast on the election of directors and will not be treated as votes entitled to be cast thereon with respect to approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, or the recommendation, by non-binding, advisory vote, of the frequency of the approval of the compensation paid to our Named Executive Officers, each of which is a “non-routine” matter, and, therefore, will have no effect on the vote required for approval of such proposals. The ratification of the appointment of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 is considered a “routine” matter. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal.

Stockholders do not have cumulative voting rights.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein.  In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their discretion.  At the present time, the Company knows of no other matters that are to come before the Meeting.  See “TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” approval of the advisory resolution on the compensation paid to our Named Executive Officers, to conduct future advisory votes on the compensation paid to our Named Executive officers “EVERY YEAR,” and “FOR” the ratification of WIPFLI as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting online.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2022, although not a part of this Proxy Statement, is delivered herewith.

Submission of Future Stockholder Proposals and Nominations. Under certain conditions, stockholders may request that we include a proposal or director nomination at a forthcoming meeting of our stockholders in the proxy materials of the Company for such meeting. Under Exchange Act Rule 14a-8, any stockholder desiring to present a proposal to take action at the 2023 annual meeting of stockholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive offices at 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 no later than May 4, 2023.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 20, 2023.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on October 19, 2022

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card

are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than four and no greater than twelve.  We had five directors during fiscal year 2022 but will elect six directors for fiscal year 2023.  Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal.  The six nominees that receive the most votes will be elected to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the six director positions and provides information as to their business experience for the past five years.  With the exception of Lenore Lillie, each nominee is presently a director of the Company:

Thomas L. Doerr, 78, has been a director of the Company since 1987 and was elected Lead Director in 2015.  In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982.  The company manufactures industrial electric motors.  In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations and finance. Mr. Doerr has directly been involved in all aspects of his businesses including operations, distribution, purchasing, finance and quality control.

Michael J. Koss, 68, has held various positions at the Company since 1976 and has been a director of the Company since 1985.  He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991, Vice-Chairman in 1998 and Chairman in 2015.  Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial and strategic issues that affect the Company.  He has been the driving force behind the Company’s new product development.  Mr. Koss is also a director of STRATTEC Security Corporation.

Steven A. Leveen, 67, has been a director of the Company since 2015. Mr. Leveen is the founder of the America the Bilingual Project and co-founder and board member of the Levenger Company, having been CEO of Levenger from 1987 to 2014. He was a 2015 Fellow in the Advanced Leadership Initiative at Harvard and a 2016 Fellow of the Distinguished Career Institute at Stanford. He has served on the boards of the National Book Foundation, Conscious Capitalism, Inc. and the International Education Board of YPO. Mr. Leveen brings a wealth of experience including direct marketing, strategy development, technology and consumer goods branding.

Theodore H. Nixon, 70, has been a director of the Company since 2006.  In 1992, Mr. Nixon became the Chairman of D.D. Williamson, a global manufacturer of natural and caramel color for the food and beverage industry.  He successfully managed the sale of the business in 2021, and now maintains an advisory role.  Mr. Nixon brings to the board business leadership, corporate strategy and operating expertise. In particular, he has extensive experience in launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Nixon also lends a global business perspective, based on his leadership of global business operations at D.D. Williamson.

William J. Sweasy, 69, has been a director of the Company since 2015. Mr. Sweasy is Chairman of Red Wing Shoe Co.,which is a multi-facility manufacturer and retailer of purpose-built footwear, setting the standard of excellence for work boots. Mr. Sweasy adds valuable experience to the board in the areas of executive leadership, large international company experience and a diverse background in strategy development, operational management, financial oversight, and consumer goods experience.

Lenore Lillie, 63, has been nominated for the sixth director position of the Company.  Ms. Lillie held a variety of positions at the company since 1985.  Most recently she was the Vice President, Operations for Koss Corporation from 1997 to her retirement in 2021. Ms. Lillie brings to the board a broad experience in supply chain management, Asian contract manufacturing, domestic manufacturing, cost control, inventory management, pricing strategies, product development, product life cycles, shipping and quality.  Ms. Lillie adds valuable familiarity with the daily operations of the Company, including personnel issues, strategic planning, supply chain challenges, and cost challenges.

Board Diversity Matrix

The table below provides certain information regarding the diversity of the Company’s Board of Directors as of the date of this report, as self-identified and reported by each director.  This information is being provided in accordance with Nasdaq’s board diversity rules:

Board Diversity Matrix (As of August 26, 2022)[1]
Board Size:				Total
Total Number of Directors		6		6
	Female		Male
Part I: Gender Identity
Directors	1		5	6
Part II: Demographic Background
White	1		5	6

1Table includes Lenore Lillie, a nominee and not a current director

Experience, Qualifications, Attributes and Skills

The Company believes that each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board:

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•	Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (Michael J. Koss, John Koss, Jr., and Michael J. Koss, Jr. and their affiliates), along with the members of the Board of Directors, who account for in the aggregate 4,189,598 shares of Common Stock outstanding as of the Record Date, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES

NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board and Chief Executive Officer is Mr. Michael J. Koss.  The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. Our bylaws permit these positions to be held by the same person, and the Board believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. The Board has determined that it is appropriate for Mr. Koss to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer: (1) enhances the alignment between the Board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board needs to address. Further, four of our five current Board members have been deemed to be independent by our Board; therefore, we believe our Board structure provides sufficient independent oversight of our management. The Board has designated Mr. Doerr as lead independent director.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation and Board nominations.  Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Doerr, Mr. Nixon and Mr. Sweasy during the fiscal year ended June 30, 2022, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Doerr is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  The Audit Committee met five times during the fiscal year ended June 30, 2022.  The independent registered public accounting firm was present at all of these meetings to discuss their audit scope, the results of their audit and quarterly reviews.  For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2019 and approved and adopted by the Board. The amended charter is available on the Company's website.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2022, has responsibility for reviewing and recommending compensation for all employees whose annual salaries exceed $130,000.  The Chief Executive Officer assists the Compensation Committee with the review of compensation, which is determined based on a qualitative and quantitative review of the performance of the employee and the performance of the Company, as well as peer company data. The Compensation Committee does not use any outside consultants to make compensation decisions and retains ultimate decision-making authority for all executive pay matters. The Compensation Committee met one time during the fiscal year ended June 30, 2022 on May 11, 2022. At that meeting, the Board approved the Committee’s recommendation to increase the threshold base salary amount for employees within the scope of the Compensation Committee review as described in the Compensation Committee Charter from $130,000 to $150,000.  The Company's 2012 Omnibus Plan (the “Plan”) is administered by the Compensation Committee.  Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.  The Compensation Committee is governed by a written charter, which was amended in fiscal year 2018 and approved and adopted by the Board. The charter is available on the Company's website.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2022, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.  The Nominating Committee met one time during fiscal year 2022, on May 11, 2022 to discuss with the full Board the Board’s performance and potential needs of the Board going forward. Mr. Koss recommended that Lenore Lillie, former VP Operations for the Company, be nominated for election to the Board at the Annual Meeting of Shareholders being held October 19, 2022. Candidates are evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment.  With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2022 Annual Meeting section of this Proxy Statement.  The Nominating Committee does not currently have a written charter.  The Board nominations are presented to the full Board and certified by a unanimous resolution or vote.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; other directors have a background in management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy.  Our Board committees also regularly engage in risk assessment as a part of their regular function.  The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.  The Board regularly engages in discussion of financial, legal, technological, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions.  Additionally, our Board exercises its risk oversight function in approving the annual budget and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2022, the Board held four meetings.  All incumbent directors attended (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings

The Company's policy is that absent extraordinary circumstances, each member of the Board shall attend each annual stockholder meeting. Mr. Michael J. Koss, Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy attended last year’s virtual annual meeting held on October 13, 2021.

Independence of the Board

Each of Mr. Doerr, Mr. Leveen, Mr. Nixon and Mr. Sweasy, is "independent" as such term is defined in Nasdaq Listing Rule 5605(a)(2).  These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1). Ms. Lillie is not considered independent under the Nasdaq listing rules due to her employment by the company within the past three years.

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212.  Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.  If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and is available on the Company's website. In the event that the Company amends any of the provisions of, or grants a waiver under, the Code of Ethics that requires disclosure under the applicable law or SEC rules, it intends to disclose such amendment or waiver on its website.

Executive Officers

Information is provided below with respect to the executive officers of the Company.  Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

			Current Position
Name	Age	Positions Held	Held Since
Michael J. Koss	68	President, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
Kim M. Schulte	56	Chief Financial Officer	2021
John C. Koss, Jr.	65	Vice President — Sales	1988
Michael J. Koss, Jr.	38	Vice President — Marketing and Product	2016

(1)	Michael J. Koss is a brother of John Koss Jr. and father to Michael J. Koss Jr.
(2)	Prior to her time with the Company, Ms. Schulte held the position of Director of Commercial Finance and Americas Controllership at Regal Rexnord for the last four years

Beneficial Ownership of Company Securities

The following table sets forth, as of August 22,  2022, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of August 1, 2022, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Number of	Percent of
	Shares	Outstanding
	Beneficially	Common
Name and Business Address (1)	Owned (2)	Stock (3)
Thomas L. Doerr	—	*
Michael J. Koss (4)	4,233,410	44.53%
Steven A. Leveen	3,333	*
Lenore E. Lillie	—	*
Theodore H. Nixon	—	*
William J. Sweasy	23,333	*
John C. Koss, Jr. (5)	345,176	3.74%
Michael J. Koss, Jr. (6)	86,923	*

All directors and executive officers as a group (9 persons) (7)	4,692,175	48.62%
Restated Koss Voting Trust (8)	2,696,634	29.48%

(*)    Denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)

Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2022.

(3)

All percentages shown in the above table are based on 9,147,795 shares outstanding and entitled to vote on August 1, 2022, plus (for Michael J. Koss, John C. Koss, Jr., Michael J. Koss, Jr., and for all directors and executive officers as a group) the respective number of options exercisable within 60 days of August 1, 2022. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2022.

(4)

Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 3,498,541 shares owned directly or by reason of family relationships, including 2,696,634 shares held directly in Mr. Koss’ capacity as voting trustee of a voting trust (the “Voting Trust”) established pursuant to Restatement of the Koss Family Voting Trust Agreement, dated March 23, 2022 (the “Voting Trust Agreement”); (ii) 157,801 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 217,068 shares held by the Koss Foundation, of which he is an officer; and (iv) 360,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2022.

(5)

Includes the following shares which are deemed to be “beneficially owned” by John C. Koss, Jr.: (i) 196,028 shares owned directly or by reason of family relationships, (ii) 74,148 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 75,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2022.

(6)

Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss, Jr.:  (i) 26,000 shares owned directly or by reason of family relationships, (ii) 12 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 60,911 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2022.

(7)

 Includes the shares which are deemed to be beneficially owned by Mr. Doerr, Michael J. Koss, Mr. Leveen, Mr. Nixon, Mr. Sweasy, John C. Koss Jr., Kim M. Schulte, Michael J. Koss, Jr. and nominee director Lenore Lillie.

(8)

The sole voting trustee of the Restated Koss Voting Trust is Michael J. Koss.  The term of the Koss Family Trust is indefinite.  Under the Voting Trust Agreement, the trustee holds full voting and shared dispositive power over the shares held by the Voting Trust.  All of the 2,696,634 shares held by the Voting Trust are included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (4), above).

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2022, for (i) the Chairman of the Board and Chief Executive Officer (“CEO”) of the Company, and (ii) our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during fiscal 2022 (collectively, including the CEO, the “Named Executive Officers”).

				Non-Equity
			Option	Incentive Plan	All Other
		Salary	Awards	Compensation	Compensation
Name & Principal Position	Year	($)	($) (1)	($) (2)	($)		Total ($)
Michael J. Koss	2022	325,000	—	48,994	42,735	(3)	416,729
Chairman of the Board and CEO	2021	325,000	163,839	20,056	39,798	(3)	548,693

John C. Koss, Jr.	2022	241,008	—	1,120	39,936	(4)	282,064
Vice President — Sales	2021	241,008	102,399	42	39,772	(4)	383,221

Michael J. Koss, Jr.	2022	160,000	—	7,065	18,515	(5)	185,580
Vice President — Marketing and Product	2021	160,000	81,920	5,295	12,168	(5)	259,383

(1)

Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. See Note 11 to the Company’s consolidated financial statements for the year ended June 30, 2022, included in the Annual Report on Form 10-K for 2022 for the relevant assumptions used to determine the valuation of option awards.

(2)

Michael J. Koss received performance awards based on the Company’s pre-tax earnings for the year.  John C. Koss, Jr. received performance awards based on the Company’s sales. Michael J. Koss, Jr. received performance awards based on the Company’s quarterly pre-tax earnings throughout the year.

(3)

Michael J. Koss received $6,906 in fiscal 2022 and $6,500 in fiscal 2021 in Company matching contributions under the Company’s 401(k) Plan. Car related expenses were paid by the Company for Michael J. Koss in the amount of $2,015 in fiscal 2022 and $1,204 in fiscal 2021, and premiums were paid by the Company for life insurance in the amount of $13,917 in fiscal 2022 and $13,050 in fiscal 2021.  Premiums were paid by the Company for supplemental medical care reimbursement in the amount of $11,340 in fiscal 2022 and $10,488 in fiscal 2021.  Premiums paid by the Company for disability insurance were $8,146 in fiscal 2022 and $8,146 in fiscal 2021.

(4)

John C. Koss, Jr. received $6,328 in fiscal 2022 and $6,500 in fiscal 2021 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John C. Koss, Jr. in the amount of $10,919 in fiscal 2022 and $12,206 in fiscal 2021, and premiums were paid by the Company for life insurance in the amount of $5,804 in fiscal 2022 and $5,512 in fiscal 2021.  Premiums were paid by the Company for supplemental medical care reimbursement in the amount of $16,476 in fiscal 2022 and $15,144 in fiscal 2021.

(5)

Michael J. Koss, Jr. received $4,949 in fiscal 2022 and $3,666 in fiscal 2021 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $206 in fiscal 2022 and $206 in fiscal 2021. Premiums were paid by the Company for supplemental medical care reimbursement in the amount of $12,950 in fiscal 2022 and $7,890 in fiscal 2021.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option awards held by the Named Executive Officers as of June 30, 2022, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no outstanding stock awards as of June 30, 2022.

	Option Awards (1)
			Equity
			Incentive
			Plan Awards:
	Number		Number
	of	Number	of
	Securities	of Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date
Michael J. Koss	120,000	40,000	—	$2.92	7/25/2023
	80,000	80,000	—	$2.17	7/24/2024
	40,000	120,000	—	$1.90	7/22/2025

John C. Koss, Jr.	—	25,000	—	$2.92	7/25/2023
	—	50,000	—	$2.17	7/24/2024
	—	75,000	—	$1.90	7/22/2025

Michael J. Koss, Jr.	—	15,000	—	$2.92	7/25/2023
	5,911	30,000	—	$2.17	7/24/2024
	5,000	60,000	—	$1.90	7/22/2025

(1)

All options for Michael J. Koss,  John C. Koss, Jr. and Michael J. Koss, Jr. vest in equal annual installments over a period of four (4) years with the first 25% vesting one year after the date of grant.  The options are exercisable for five (5) years and expire on the date five years from the date of grant.

Benefit Plans

The below table provides information regarding the 2012 Koss Corporation Omnibus Incentive Plan as of June 30, 2022:

Number of
securities
	Number of		remaining available
	securities	Weighted-	for future
	to be issued	average	issuance under
	upon exercise	exercise price	equity compensation
	of outstanding	of outstanding	plans (excluding)
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	264,577	$2.45	794,334
Equity compensation plans not approved by security holders	—	—	—
Total	264,577	$2.45	—

The Company has certain benefit plans and arrangements which are available to the Named Executive Officers including the following:

•

Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care insurance plan for medical expenses incurred that are not covered under the group health insurance.

•

Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code and Michael J. Koss and Kim M. Schulte currently serve as members of the KESOT Committee.  All full-time employees with at least six months uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants and are immediately vested.  Accounts are adjusted each year to reflect the investment experience of the trust. Voting rights for all shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction.  As of June 30, 2022 the KESOT held 315,569 shares of Common Stock (3.45% of the total number of shares outstanding).

•

Stock Option Plans.  In 2012, the Board of Directors created, and the stockholders approved, the 2012 Koss Corporation Omnibus Incentive Plan, which superseded the 1990 Flexible Incentive Plan.  This plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, consultants, and other members of the Company's management team.  This plan expired on July 25, 2022.

•

Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company has a deferred compensation liability of $1,937,229 and $2,168,599 recorded as of June 30, 2022 and 2021, respectively, for this arrangement.

•

Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except Michael J. Koss, John C. Koss, Jr., and Kim  M. Schulte) based on their hourly rate of pay.  All full-time Koss employees (except Michael J. Koss, John C. Koss, Jr., and Kim M. Schulte) are eligible for profit sharing if they have been employed for the complete fiscal quarter.

•

401(k) Plan.  All employees of the Company are eligible to participate in the Company’s 401(k) Plan the beginning of the fiscal quarter after they have completed one full fiscal quarter of service.  Employees are able to defer a dollar amount up to the federal yearly maximum.  In 2022, the Company matched the employee dollar deferral with a $0.25 per dollar match.  In 2023, the Company plans to match the employee dollar deferral with a $0.25 per dollar match. Such matches are completely at the discretion of the Company. The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of twenty-three funds or they may self-direct their funds to a qualified 401(k) of their choice.

DIRECTOR COMPENSATION

The Company uses cash-based and equity incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members

Directors who are not also employees of the Company receive an annual retainer of $17,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $5,000 per year for the audit committee chair for service on this committee and $2,500 per year for other committee chairs for service for each remaining committee.

Stock Option Awards

The non-employee members of the Board are eligible to receive stock options under the 2012 Koss Corporation Omnibus Incentive Plan.  No options were granted in fiscal year 2022.

2022 DIRECTOR COMPENSATION TABLE

	Fees
	Earned
	or Paid
	in Cash		All Other	Total
Name	($)	Option Awards ($)	Compensation ($)	($)
Thomas L. Doerr	42,500	—	—	42,500
Michael J. Koss (1)	—	—	—	—
Steven A. Leveen	30,000	—	—	30,000
Theodore H. Nixon	42,500	—	—	42,500
William J. Sweasy	37,500	—	—	37,500

(1)	Michael J. Koss did not receive additional compensation for his service as a member of the Company's Board.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors.  The members of the Committee are Mr. Doerr, Mr. Nixon, and Mr. Sweasy.  Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held five meetings during the fiscal year ended June 30, 2022.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets, at a minimum, four times a year with the Company’s independent registered public accounting firm to discuss the results of their examinations, their understanding of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2022, with the Company’s management;

(ii)   discussed with WIPFLI LLP (“WIPFLI”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the "PCAOB") Auditing Standard No. 1301, Communications with Audit Committees;

(iii)  received the written disclosures and the letter from WIPFLI, the Company’s independent registered public accounting firm, required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of WIPFLI;

(iv)  based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, for filing with the SEC; and

(v)   concluded that WIPFLI's provision of audit and non–audit services to the Company is compatible with their independence.

AUDIT COMMITTEE
Thomas L. Doerr
Theodore H. Nixon
William J. Sweasy

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from Koss Holdings, LLC, which is controlled by five equal ownership interests in trusts held by the 5 beneficiaries of the former Chairman’s revocable trust.   On May 24, 2022, the lease was renewed extending the expiration to June 30, 2028 (the “Extended Term”), with a second extension (“Second Extended Term”) to June 30, 2033. The lease extension maintains the rent at a fixed rate of $380,000 per year for Extended Term with an increase to $397,000 per year for the Seconded Extended Term.  The lease is being accounted for as an operating lease. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders.  The Company did not repurchase any shares during the fiscal year ended June 30, 2022.  The Company may from time to time engage in such transactions either in the open market or in private transactions.

The Company has an agreement with the former chairman, in the event of his death, at the request of the executor of his estate, to repurchase up to $2,000,000 of Company common stock from his estate.  The Company did not have the right to require the estate to sell stock to the Company.  Upon his passing, the estate has twelve months to exercise the right to require the Company to repurchase the stock. The estate did not exercise this right as of June 30, 2022, and has no plans to do so.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or Form 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms filed by the Company on their behalf, in addition to written representations by certain of our directors and executive officers that the required form were filed, we believe all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act during our fiscal 2022 with one exception.  An exercise of 8,500 options was inadvertently omitted from a Form 4 filed for Michael J. Koss on August 26, 2021 and not reflected in the Forms 4 subsequently filed by on August 31, 2021 and September 2, 2021.  The exercise was reflected on the Form 4 filed September 3, 2021.

Householding of Annual Meeting Materials

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as set forth in this Proxy Statement.

We have designed our executive compensation program to attract and retain highly qualified, superior leaders, reward performance, and align our executives' interests with the long-term interests of our stockholders. Highlights of our program include the following:

•

Pay for Performance. Our incentive program is designed to emphasize a pay-for-performance relationship. A portion of our senior executives' compensation is tied to company and individual performance. The main components of our executive compensation program are base salary and incentive awards, including both cash-based and equity-based awards. We do not provide guaranteed bonuses or stock options.

•	Alignment with Stockholder Interests. We promote the alignment of our executives' interests with stockholder interests by focusing on key measures of long-term value creation.

•

Responsible Pay Practices. Our executive compensation packages do not provide tax gross ups for our executives. In addition, we have adopted policies covering our executives that require compensation clawbacks in certain circumstances.

We believe that our executive compensation program plays a key role in our long-term success. As required by Section 14A of the Securities and Exchange Act of 1934, we request your vote supporting the following non-binding resolution:

RESOLVED: That the stockholders approve, in a non-binding vote, the compensation of the company's Named Executive Officers as set forth in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

We are asking our stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal Number 2 above should occur every year, every two years or every three years.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation for our Named Executive Officers every year is the most appropriate policy for the Company at this time. The Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation will provide the Company with more direct and immediate feedback on our compensation disclosures.

This advisory vote on the frequency of future advisory votes on compensation paid to our Named Executive Officers is non-binding on the Board. Stockholders will be able to specify on the proxy card whether you prefer the vote to occur every year, two years, three years, or may abstain from voting on this proposal.

Although non-binding, the Board and the Compensation Committee will carefully review the voting results. In the future, the Board may change the vote frequency based on the nature of the Company's compensation programs, input from our stockholders, and the Board's views on the best way to obtain meaningful stockholder input.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE FOR HOLDING A NON-BINDING, ADVISORY VOTE

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS “EVERY YEAR”.

PROPOSAL 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of WIPFLI has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2022.  WIPFLI has served the Company as its independent registered public accounting firm since March 4, 2019.  Representatives of WIPFLI are expected to be present at the Meeting, available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Although this appointment of WIPFLI as the independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of WIPFLI is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by WIPFLI for the fiscal years ended June 30, 2022 and 2021, respectively:

	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Audit Fees (1)	$115,883	$117,499
Audit-Related Fees	-	-
Tax Fees (2)	37,730	33,863
All Other Fees	-	-
Total	$153,613	$151,362

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)	Tax fees relate to professional services for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring and reported to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent registered public accounting firm.  Non-audit services are services other than those provided in connection with an audit or review of the financial statements.  During the period covered by this filing, the Audit Committee approved all fees, and the services rendered in connection with these fees, as reported in the table shown above.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

WIPFLI AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2023 annual meeting, a stockholder proposal must be received by the Company no later than May 4, 2023 and must otherwise comply with the applicable rules of the SEC.  To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

0
By Order of the Board of Directors

/s/ Kim M. Schulte

Kim M. Schulte, Secretary

Milwaukee, Wisconsin
August 26, 2022

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue

Milwaukee, Wisconsin 53212

2022 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 19,  2022, and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, to conduct future advisory votes on named executive officer compensation EVERY YEAR, and FOR Proposal 4 to ratify the appointment of WIPFLI as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023.  If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

KOSS CORPORATION

October 19,  2022

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement and Proxy Card

are available at — www.koss.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 4, AND FOR AN ADVISORY VOTE "EVERY YEAR" IN PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS

NOMINEES:

☐ Thomas L. Doerr

☐ Michael J. Koss

☐ Steven A. Leveen

☐ Theodore H. Nixon

☐ William J. Sweasy

☐ Lenore E. Lillie

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's name.

2. APPROVAL OF AN ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.  ADVISORY VOTE ON THE FREQUENCY OF VOTING TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

☐ 1 YEAR

☐ 2 YEARS

☐ 3 YEARS

☐ ABSTAIN

4.  PROPOSAL TO RATIFY THE APPOINTMENT OF WIPFLI AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

☐ FOR

☐ AGAINST

☐ ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.